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                                                                   EXHIBIT 10.21

                    FIRST AMENDMENT TO THE CREDIT AGREEMENT

                  FIRST AMENDMENT, dated as of January 29, 2003 (this "FIRST AMENDMENT"), to the Credit Agreement, dated as of April 3, 2001 (as amended, supplemented, or otherwise modified from time to time, the "CREDIT AGREEMENT"), among CITADEL BROADCASTING COMPANY, a Nevada corporation (the "COMPANY"), CITADEL COMMUNICATIONS CORP. ("INTERMEDIATE HOLDINGS"), a Nevada corporation, and CITADEL BROADCASTING CORPORATION (formerly known as FLCC HOLDINGS, INC.), a Delaware corporation ("HOLDCO"), the several lenders from time to time parties thereto (the "LENDERS"), JPMORGAN CHASE BANK, a New York banking corporation, as administrative agent for the Lenders (in such capacity, the "ADMINISTRATIVE AGENT"), and the financial institutions named therein as syndication agents for the Lenders (in such capacity, collectively, the "SYNDICATION AGENTS"; each, individually, a "SYNDICATION AGENT").


                              W I T N E S S E T H:


                  WHEREAS, the Company, Intermediate Holdings, HoldCo, the Lenders, the Administrative Agent and the Syndication Agents are parties to the Credit Agreement;

                  WHEREAS, the Company has requested that the Lenders amend the Credit Agreement as set forth herein;

                  WHEREAS, the Lenders, the Administrative Agent and the Syndication Agents are willing to agree to such amendment to the Credit Agreement, subject to the terms and conditions set forth herein;

                  NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the Company, Intermediate Holdings, HoldCo, the Lenders, the Administrative Agent and the Syndication Agents hereby agree as follows:

                  1. DEFINED TERMS. Unless otherwise defined herein, capitalized terms which are defined in the Credit Agreement are used herein as therein defined.

                  2. AMENDMENT TO SECTION 1.1 (DEFINED TERMS). Section 1.1 of the Credit Agreement is hereby amended by deleting paragraph (b) of the definition of "Applicable Margin" and substituting therefor the following:

                           "(b) for each Tranche B Term Loan for each day, 2.50%
                  in the case of Eurodollar Loans and 1.50% in the case of ABR Loans;"

                  (b) The definition of "Consolidated EBITDA" in Section 1.1 of the Credit Agreement is hereby amended by (i) deleting therefrom the following:

                           "and (iii) excluding the non-cash portion of other
                  non-recurring losses)"

and (ii) substituting in lieu thereof the following:

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                                                                               2

                           "(iii) excluding the non-cash portion of other
non-recurring losses, and (iv) excluding any non-cash tax benefits)".

                  3. AMENDMENT TO SECTION 3.2 (REPAYMENT OF TRANCHE B TERM LOANS). Section 3.2 of the Credit Agreement is hereby amended by deleting the amortization schedule set forth therein and substituting therefor the following:

                            Installment                             Amount
                            -----------                             ------
                                  1                                $500,000
                                  2                                 500,000
                                  3                                 500,000
                                  4                                 500,000
                                  5                                 500,000
                                  6                                 500,000
                                  7                                 500,000
                                  8                                 500,000
                                  9                                 500,000
                                 10                                 500,000
                                 11                                 500,000
                                 12                                 500,000
                                 13                                 500,000
                                 14                                 500,000
                                 15                                 500,000
                                 16                                 500,000
                                 17                                 500,000
                                 18                                 500,000
                                 19                                 500,000
                                 20                                 500,000
                                 21                              47,500,000
                                 22                              47,500,000
                                 23                              47,500,000
                 Eighth anniversary of Closing Date              47,500,000

                  4. AMENDMENTS TO SECTION 8.6 (MANDATORY PREPAYMENTS). (a)
Section 8.6(c) of the Credit Agreement is hereby amended by deleting from the fourth sentence thereof the phrase "With respect to any optional prepayment pursuant to subsection 8.5, or, at" and substituting therefor the word "At".

                  (b) Section 8.6 of the Credit Agreement is hereby amended by adding the following new paragraph at the end thereof:

                  (i) Notwithstanding the provisions of Section 8.5 or the foregoing provisions of this Section 8.6, the Company may, at its option, apply IPO Proceeds to the prepayment of the Tranche B Term Loans rather than in the order set forth in Section 8.6(c) (an "IPO PREPAYMENT"). Any partial IPO Prepayment of the Tranche B Term Loans shall be applied to the remaining installments in the order of maturity set forth in Section 8.6(c).


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                                                                               3

          The holders of Tranche B Term Loans shall not have the right to decline receipt of an IPO Prepayment. As used in this paragraph, "IPO PROCEEDS" means the net cash proceeds received by HoldCo (and contributed to the Company) from the issuance of its common stock pursuant to an initial public offering.

                  5. AMENDMENT TO SECTION 12.1 (FINANCIAL STATEMENTS). Section
12.1 of the Credit Agreement is amended by:

                           (i)  deleting paragraph (c) therefrom and
         substituting therefor the phrase "(c) [INTENTIONALLY OMITTED]"; and

                           (ii) deleting therefrom the phrase "(except in the case of the financial statements referred to in subsection 12.1(c))" where such phrase appears following paragraph (d) of subsection 12.1.

                  6. TRANCHE B TERM LOANS. On the Effective Date (as defined below), the existing Tranche B Term Loans under the Credit Agreement and accrued interest thereon will be repaid in full by the Company and replaced with new tranche B term loans ("REPLACEMENT TRANCHE B TERM LOANS") made to the Company on the Effective Date in an aggregate principal amount of $200,000,000 by lenders reasonably satisfactory to the Company and the Administrative Agent (such lenders, the "REPLACEMENT TRANCHE B TERM LENDERS"). Each Replacement Tranche B Term Lender agrees to make a Replacement Tranche B Term Loan to the Company on the Effective Date in an amount agreed to by the Company, the Administrative Agent and such Replacement Tranche B Term Lender. From and after the Effective Date (a) the Replacement Tranche B Term Loans will be deemed to be the Tranche B Term Loans under the Credit Documents having the terms set forth in the Credit Documents for Tranche B Term Loans and (b) the Replacement Tranche B Term Lenders will be deemed to be the Tranche B Term Lender under the Credit Documents having the rights and obligations of Tranche B Lenders under the Credit Agreement. Subsection 8.6(c) is hereby waived to the extent necessary to permit the refinancing described in this Section 6.

                  7. REPRESENTATIONS AND WARRANTIES. The Company hereby confirms, reaffirms and restates the representations and warranties set forth in
Section 10 of the Credit Agreement. The Company represents and warrants that, after giving effect to this First Amendment, no Default or Event of Default has occurred and is continuing.

                  8. EFFECTIVENESS. This First Amendment shall become effective on the date (the "EFFECTIVE DATE") on which the Administrative Agent notifies the Company that it has received counterparts of this First Amendment duly executed by the Company, Intermediate Holdings, HoldCo, the Required Lenders, the Required Application Lenders and each Replacement Tranche B Term Lender.

                  9. CONTINUING EFFECT OF THE CREDIT AGREEMENT. This First Amendment shall not constitute an amendment of any other provision of the Credit Agreement not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Company that would require a waiver or consent of the Lenders, the


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                                                                               4

Administrative Agent or the Syndication Agents. Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

                  10. COUNTERPARTS. This First Amendment may be executed by the parties hereto in any number of separate counterparts (including telecopied counterparts), each of which shall be deemed to be an original, and all of which taken together shall be deemed to constitute one and the same instrument.

                  11. GOVERNING LAW. THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

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                                                                               5

                  IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.


                                       CITADEL BROADCASTING COMPANY


                                       By: /s/ Farid Suleman
                                           ------------------------------------
                                          Name:  Farid Suleman
                                          Title: Chairman and Chief
                                                 Executive Officer

                                       CITADEL COMMUNICATIONS CORPORATION


                                       By: /s/ Farid Suleman
                                           ------------------------------------
                                          Name:  Farid Suleman
                                          Title: Chairman and Chief
                                                 Executive Officer

                                       CITADEL BROADCASTING CORPORATION


                                       By: /s/ Farid Suleman
                                           ------------------------------------
                                          Name:  Farid Suleman
                                          Title: Chairman and Chief
                                                 Executive Officer

                                       JPMORGAN CHASE BANK as Administrative
                                       Agent and as a Bank


                                       By: /s/ Tracy Navin Ewing
                                           ------------------------------------
                                          Name:  Tracy Navin Ewing
                                          Title: Vice President

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                                                                               6

                                       CITADEL BROADCASTING COMPANY
                                       FIRST AMENDMENT DATED AS OF JANUARY 29,
                                       2003


                                       --------------------------------------
                                                      [LENDER]



                                       By:
                                           ------------------------------------
                                          Name:
                                          Title:

                                       [Add for Replacement Tranche B Term
                                       Lenders:

                                       The Lender signing above is a
                                       Replacement Tranche B Term Lender
                                       with a Replacement Tranche B Term
                                       Loan of $_____. By signing above,
                                       such Lender will be a Tranche B
                                       Lender under the Credit Agreement in
                                       accordance with Section 6 of the
                                       First Amendment dated as of January
                                       29, 2003 to the Credit Agreement.]